Net Income Attributable to Canon Inc. Shareholders per Share (Reconciliation of Numerators and Denominators of Basic and Diluted Net Income Attributable to Canon Inc. Shareholders Per Share Computations) (Detail) - JPY (¥)
¥ / shares in Units, ¥ in Millions
	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Earnings Per Share Basic Numerator [Abstract]
Net income attributable to Canon Inc.	¥ 241,923	¥ 150,650	¥ 220,209
Average common shares outstanding	1,085,439,370	1,092,070,680	1,092,017,955
Stock options			34,931
Diluted common shares outstanding	1,085,439,370	1,092,070,680	1,092,052,886
Net income attributable to Canon Inc. shareholders per share:
Basic	¥ 222.88	¥ 137.95	¥ 201.65
Diluted	¥ 222.88	¥ 137.95	¥ 201.65